Consent of Independent Registered Public Accounting Firm

To the Board of Trustees

AIM Investment Funds (Invesco Investment Funds):

We consent to the use of our report dated July 25, 2018 on the financial statements of Oppenheimer Emerging Markets Local Debt Fund, incorporated herein by reference, and to the references to our firm under the headings Independent Registered Public Accounting Firm and Financial Statements in the Statement of Additional Information.

/s/ KPMG LLP

KPMG LLP

Denver, Colorado

February 27, 2020

Consent of Independent Registered Public Accounting Firm

To the Board of Trustees

AIM Investment Funds (Invesco Investment Funds):

We consent to the use of our report dated December 21, 2018 on the consolidated financial statements of Oppenheimer Fundamental Alternatives Fund, a series of Oppenheimer Quest for Value Funds, and subsidiary, incorporated herein by reference, and to the references to our firm under the headings Independent Registered Public Accounting Firm and Consolidated Financial Statements in the Statement of Additional Information.

/s/ KPMG LLP

KPMG LLP

Denver, Colorado

February 27, 2020

Consent of Independent Registered Public Accounting Firm

To the Board of Trustees

AIM Investment Funds (Invesco Investment Funds):

We consent to the use of our report dated December 21, 2018 on the consolidated financial statements of Oppenheimer Global Allocation Fund, a series of Oppenheimer Quest for Value Funds, incorporated herein by reference, and to the references to our firm under the headings Independent Registered Public Accounting Firm and Consolidated Financial Statements in the Statement of Additional Information.

/s/ KPMG LLP

KPMG LLP

Denver, Colorado

February 27, 2020

Consent of Independent Registered Public Accounting Firm

To the Board of Trustees

AIM Investment Funds (Invesco Investment Funds):

We consent to the use of our report dated February 22, 2019 on the financial statements of Oppenheimer Total Return Bond Fund, a series of Oppenheimer Integrity Funds, incorporated herein by reference, and to the references to our firm under the headings Independent Registered Public Accounting Firm and Financial Statements in the Statement of Additional Information.

/s/ KPMG LLP

KPMG LLP

Denver, Colorado

February 27, 2020